Exhibit 99.1

JOINT FILING AGREEMENT

PURSUANT TO RULE 13d-1(k)(1)

THIS JOINT FILING AGREEMENT is entered into as September 20, 2019, by and among the parties hereto. The undersigned hereby agree that the Statement on Schedule 13D with respect to the shares of Class A Common Stock, par value $0.01 of Verso Corporation and any amendment thereafter signed by each of the undersigned shall be (unless otherwise determined by the undersigned) filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Joint Filing Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

Dated: September 20, 2019	Lapetus Capital II LLC

	By:	/s/ Timothy J. Fazio
	Name:	Timothy J. Fazio
	Title:	Vice President

Dated: September 20, 2019	Atlas Capital Resources II LP

By: Atlas Capital GP II LP, its general partner

By: Atlas Capital Resources GP II LLC, its general partner

	By:	/s/ Timothy J. Fazio
	Name:	Timothy J. Fazio
	Title:	Managing Partner

Dated: September 20, 2019	Atlas Capital GP II LP

By: Atlas Capital Resources GP II LLC, its general partner

	By:	/s/ Timothy J. Fazio
	Name:	Timothy J. Fazio
	Title:	Managing Partner

Dated: September 20, 2019	Atlas Capital Resources GP II LLC

	By:	/s/ Timothy J. Fazio
	Name:	Timothy J. Fazio
	Title:	Managing Partner

Dated: September 20, 2019	Lapetus Capital III LLC

	By:	/s/ Timothy J. Fazio
	Name:	Timothy J. Fazio
	Title:	Vice President

Dated: September 20, 2019	Atlas Capital Resources III LP

By: Atlas Capital GP II LP, its general partner

By: Atlas Capital Resources GP II LLC, its general partner

	By:	/s/ Timothy J. Fazio
	Name:	Timothy J. Fazio
	Title:	Managing Partner

Dated: September 20, 2019	Atlas Capital GP III LP

By: Atlas Capital Resources GP II LLC, its general partner

	By:	/s/ Timothy J. Fazio
	Name:	Timothy J. Fazio
	Title:	Managing Partner

Dated: September 20, 2019	Atlas Capital Resources GP III LLC

	By:	/s/ Timothy J. Fazio
	Name:	Timothy J. Fazio
	Title:	Managing Partner

Dated: September 20, 2019	/s/ Andrew M. Bursky
Andrew M. Bursky

Dated: September 20, 2019	/s/ Timothy J. Fazio
Timothy J. Fazio

SCHEDULE I

Lapetus Capital II LLC

Lapetus Capital III LLC

Name and Position of Officer or Director	Principal Business Address	Principal Occupation or Employment	Citizenship
Andrew M. Bursky	100 Northfield Street Greenwich, CT 06830	President and Chief Executive Officer	United States

Timothy J. Fazio	100 Northfield Street Greenwich, CT 06830	Vice President	United States

Philip E. Schuch	100 Northfield Street Greenwich, CT 06830	Chief Financial Officer, Treasurer and Secretary	United States

Cheri Reeve	100 Northfield Street Greenwich, CT 06830	Assistant Treasurer and Assistant Secretary	United States

Atlas Capital Resources GP II LLC

Name and Position of Officer or Director	Principal Business Address	Principal Occupation or Employment	Citizenship
Andrew M. Bursky	100 Northfield Street Greenwich, CT 06830	Managing Partner	United States

Timothy J. Fazio	100 Northfield Street Greenwich, CT 06830	Managing Partner	United States

Philip E. Schuch	100 Northfield Street Greenwich, CT 06830	Partner and Chief Financial Officer	United States

Sam G. Astor	100 Northfield Street Greenwich, CT 06830	Partner	United States

Daniel E. Cromie	100 Northfield Street Greenwich, CT 06830	Partner	United States

Edward J. Fletcher	100 Northfield Street Greenwich, CT 06830	Partner	United States

Jacob D. Hudson	100 Northfield Street Greenwich, CT 06830	Partner	United States

Atlas Capital Resources GP III LLC

Name and Position of Officer or Director	Principal Business Address	Principal Occupation or Employment	Citizenship
Andrew M. Bursky	100 Northfield Street Greenwich, CT 06830	Managing Partner	United States

Timothy J. Fazio	100 Northfield Street Greenwich, CT 06830	Managing Partner	United States

Jacob D. Hudson	100 Northfield Street Greenwich, CT 06830	Managing Partner	United States

Sam G. Astor	100 Northfield Street Greenwich, CT 06830	Partner	United States

David A. Fillippelli	100 Northfield Street Greenwich, CT 06830	Partner	United States

Edward J. Fletcher	100 Northfield Street Greenwich, CT 06830	Partner	United States

Jerome E. Lay	100 Northfield Street Greenwich, CT 06830	Partner	United States

Philip E. Schuch	100 Northfield Street Greenwich, CT 06830	Partner	United States

Michael W. Sher	100 Northfield Street Greenwich, CT 06830	Partner	United States

Jason M. Squire	100 Northfield Street Greenwich, CT 06830	Partner	United States

SCHEDULE II

Reporting Person	Trade Date	Shares Purchased (Sold)	Price
Lapetus Capital III LLC	9/10/2019	224,580	$10.9462	[1]
Lapetus Capital III LLC	9/11/2019	115,095	$11.3197	[2]
Lapetus Capital III LLC	9/12/2019	56,788	$11.2313	[3]
Lapetus Capital III LLC	9/13/2019	500	$11.5000	[4]
Lapetus Capital III LLC	9/16/2019	3,234	$11.4998	[5]
Lapetus Capital III LLC	9/17/2019	82,834	$11.3497	[6]
Lapetus Capital III LLC	9/18/2019	27,049	$11.3684	[7]
Lapetus Capital III LLC	9/19/2019	75,377	$11.5772	[8]
Lapetus Capital III LLC	9/20/2019	72,000	$11.8808	[9]

[1]

The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $10.325 to $11.26. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the ranges set forth in this footnote.

[2]

The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $11.06 to $11.50. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the ranges set forth in this footnote.

[3]

The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $11.08 to $11.50. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the ranges set forth in this footnote.

[4]

The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $11.50 to $11.50. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the ranges set forth in this footnote.

[5]

The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $11.495 to $11.50. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the ranges set forth in this footnote.

[6]

The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $11.070 to $11.52. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the ranges set forth in this footnote.

[7]

The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $11.05 to $11.60. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the ranges set forth in this footnote.

[8]

The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $11.455 to $11.69. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the ranges set forth in this footnote.

[9]

The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $11.5900 to $11.97. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the ranges set forth in this footnote.